EXHIBIT (a)(2)
                                                                  --------------



                  CERTIFICATIONS PURSUANT TO SECTION 302 OF THE
                           SARBANES OXLEY ACT OF 2002

I, Mark A. Hillman, certify that:


1. I have reviewed this report on Form N-CSR of Hillman Capital Management Investment Trust;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 2, 2003
      ____________
                                        /s/ Mark A. Hillman
                                        ________________________________________
                                        Mark A. Hillman, Trustee, President
                                        and Principal Executive Officer, Hillman
                                        Capital Management Investment Trust







I, Fletcher D. Perkins, certify that:


1. I have reviewed this report on Form N-CSR of Hillman Capital Management Investment Trust;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 2, 2003
      ____________
                                        /s/ Fletcher D. Perkins
                                        _____________________________________
                                        Fletcher D. Perkins, Treasurer
                                        and Principal Financial Officer, Hillman
                                        Capital Management Investment Trust